UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): August 31, 2000

                            		PASW, INC.
       (Exact name of registrant as specified in its charter)

   CALIFORNIA                      333-75137            77-0390628
(State or other                   (Commission         (IRS Employer
jurisdiction of                   File Number)      identification No.)
incorporation)

703 Rancho Conejo Boulevard, Newbury Park, CA         91320
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (805) 499-7722

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

          On August 31, 2000 PASW, Inc. ("PASW") and NETsilicon, Inc. ("NSIL") entered into an agreement whereby PASW sold the assets of its PSI Softworks Technology subsidiary to NSIL. The assets primarily consist of PSI's Internet and Web software. The purchase price for the assets was 90,000 shares of NSIL's common stock. In addition NSIL has agreed to grant a non-exclusive, royalty-free license for the acquired technology, to PASW and its affiliates, subject to certain limitations. NSIL is expected to retain substantially all of PSI's personnel as part of a newly formed operating group. The sale is being accounted for as discontinued operations for financial reporting purposes.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.                PAGE NO.

          (a)  Not Applicable.

          (b)  Unaudited Proforma Consolidated Condensed
               Financial Information

               Headnote to Unaudited Proforma Consolidated
                  Condensed Financial Statements               F-1

               Unaudited Proforma Consolidated Condensed Balance
                  Sheet as of June 30, 2000                    F-2

               Footnotes to Unaudited Proforma Consolidated
                  Condensed Balance Sheet                      F-3

               Unaudited Consolidated Statement of
                  Operations for the Six Months ended
                  June 30, 2000                                F-4

               Unaudited Proforma Consolidated Condensed
                  Statement of Operations for the Year
                  Ended December 31, 1999                       F-5


   Exhibits.

         	 1.1 Asset Purchase Agreement dated August 31, 2000 NETsilicon, Inc., PASW, Inc., and PSI Softworks Technology, Inc.

                   		PASW, INC. AND SUBSIDIARIES

                    UNAUDITED PROFORMA CONSOLIDATED CONDENSED
                              FINANCIAL STATEMENTS

     The following Unaudited Proforma Consolidated Condensed Balance Sheet as of June 30, 2000 and Unaudited Proforma Consolidated
Statements of Operations for the Six Months ended June 30, 2000 and 1999 and the Year Ended December 31, 1999, give effect to the sale of the assets of PASW's PSI Softworks Technology subsidiary.

     The Unaudited Proforma Consolidated Condensed Balance sheet of PASW hasbeen prepared based on its historical unaudited consolidated balance sheet as of June 30, 2000. The adjustments shown reflect the sale of substantially all of the assets as if the sale had been completed prior to June 30, 2000.


     The proforma statements of operations may not be indicative of the results that would have actually occurred if the sale of assets had been discontinued effective as of the beginning of the respective periods shown. The proforma financial statements should be read in conjunction with the Company's: 1)audited consolidated financial statements and notes thereto included in the Form 10-KSB and Annual Report for the fiscal year ended December 31, 1999; 2) Form 10-QSB for the quarters ended March 31, 2000 and June 30, 2000; and 3) Schedule 14A - Preliminary Proxy Statement dated April 15, 2000.

                  		PASW, INC. AND SUBSIDIARIES

             UNAUDITED PROFORMA CONSOLIDATED CONDENSED BALANCE SHEET
                              AS OF JUNE 30, 2000



                   				  Historical		           	  Proforma
				                     Consolidated	 Proforma 	  Consolidated
				                     June 30, 2000	Adjustments	June 30, 000

Current assets
Cash and cash equivalents	$  717,156  $	           $   717,156
Accounts receivable, net of
 allowance for bad debts	   102,301   (91,497)(1)       10,804
Prepaid expenses		           53,688    _________	       53,688
	Total current assets	      873,145	  (91,497)	        781,648

Fixed assets, net of
 depreciation			            318,032	 (129,042)(1)      188,990

Investments		     	       1,000,000	       		        1,000,000
Marketable securities				 2,328,750 (2) 2,328,750
Other assets			              19,038 	___________		      19,038

Total assets			          $2,210,215 	  $2,108,211	  $4,318,426


Current liabilities
Accounts payable and
 accrued expenses	     $  310,758	      $ 377,500(3)$ 688,258

Total current liabilities 310,758	        377,500     688,258

Deferred revenues	       143,164	        (143,164)(4)
Minority interest		        1,400		                   		 1,400

Stockholders' equity
Common stock			            4,501		     		               4,501
Additional paid in
   capital	            5,939,750		 	                 5,939,750
Accumulated deficit		 (4,293,866)	      1,873,875   (2,419,991)
Cumulative adjustment for
 currency translation		  104,508	      __________      104,508
Total stockholders'
  equity	              1,754,893	       1,873,875	   3,628,768

            				      $2,210,215	      $2,108,211   $4,318,426

                   		PASW, INC. AND SUBSIDIARIES

                    NOTES TO UNAUDITED PROFORMA CONSOLIDATED
                         CONDENSED FINANCIAL STATEMENTS


1. To record the sale of accounts receivable and fixed assets of the PSI Softworks, Inc. subsidiary.

2. To record the receipt of 90,000 shares of NSIL common stock at $25 7/8 the closing price of the stock on August 31, 2000.

3. To record additional accrued expenses related to vacations, options and other expenses associated with the sale.

4. To record the elimination of deferred revenue resulting from the inclusion of service and maintenance plans in the sale.

           		       PASW INC. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE SIX MONTHS
                              ENDED JUNE 30, 2000

     The following unaudited Statement of Operations for the Six Months Ended June 30, 2000 is shown as reported in the Company's Form 10-QSB for the quarter then ended.


					Six Months Ended June 30, 2000

                         				  Historical    Proforma	    Proforma
                         				Consolidated   Adjustments    Consolidated

Net revenue
Sales			                     	$   927,920		$  829,468	$    98,452
Royalties and others	             235,000		    31,231	    203,769

Total	                     			  1,162,920		   860,699	    302,221

Cost of revenue
Purchases and royalty
 fees		                     		     48,648		    10,738	     37,910


Gross profit		                  1,114,272		   849,961	    264,311

Expenses
Selling, general and
 administrative		               1,759,660		   581,205	  1,178,455
Research and development        1,155,153		   775,566	    379,587
Depreciation and
 amortization		                    47,710		    44,337	      3,373


Total		                      	  2,962,523		 1,401,108	   1,561,415

Net loss		                    	$(1,848,251)	$ (551,147)	$(1,297,104)

Net loss per common share
Basic and diluted	            	$     (0.40)		         	$     (0.28)

Weighted average common
stock shares outstanding
Basic and diluted		              4,606,345				            4,606,345

                  		PASW, INC. AND SUBSIDIARIES

       UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE TWELVE
				MONTHS ENDED DECEMBER 31, 1999

     The following unaudited Statement of Operations for the Twelve Months Ended December 31, 1999 is shown as reported in the Company's Form 10-KSB for the fiscal year then ended.


					Twelve Months Ended December 31, 1999

                         		  Historical  	Proforma	     Proforma
                         				Consolidated	Adjustments	   Consolidated

Net revenue
Sales			                  	$ 1,817,654		$ 1,372,024	      $   445,631
Royalties and others	          424,890		    189,601		    235,288

Total	                  			  2,242,544		  1,561,625		    680,919

Cost of revenue
Purchases and royalty
 fees                  				    167,486		     91,490		     75,996


Gross profit		               2,075,058		  1,470,135		    604,923

Expenses
Selling, general and
 administrative	          	  2,578,555		  1,848,703		    729,852
Research and development     1,625,599		  1,253,168		    372,401
Depreciation and
 amortization		                 77,828		     58,000		     19,828
Former officers consulting
 and administrative expense    257,143			         0		    257,143

Total		                  		  4,539,125		  3,159,871		  1,379,224

Net loss		                	$(2,464,067)	$(1,689,736)  $ (774,301)

Net loss per common share
Basic and diluted		        $     (0.62)			           $     (0.20)

Weighted average common
stock shares outstanding
Basic and diluted		          3,946,392					             3,946,392

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.


Date: September 13, 2000

                          PASW, INC.



                          By: /s/ William E. Sliney

                                  William E. Sliney
			     President and Chief Financial Officer
			     (Duly Authorized Officer and Principal
			     Financial and Accounting Officer)